                    ARCADIA AUTOMOBILE RECEIVABLES TRUST 1997 - C


                            MONTHLY SERVICER'S CERTIFICATE


        Accounting Date:                        November 30, 1997
                                                -----------------
        Determination Date:                     December 5,1997
                                                -----------------
        Distribution Date:                      December 15, 1997
                                                -----------------
        Monthly Period Ending:                  November 30, 1997
                                                -----------------


        This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of September 1, 1997, among Arcadia Automobile Receivables Trust, 1997-C ("the Trust"), Arcadia Receivables Finance Corp., as seller, Arcadia Financial Ltd., in its individual capacity and as Servicer, and The Chase Manhattan Bank, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meaning assigned them in the Sale and Servicing Agreement.

        Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.




I.      Collection  Account  Summary

        Available Funds:
                       Payments Received                                                        $22,285,364.46
                       Liquidation Proceeds (excluding Purchase Amounts)                            $94,003.25
                       Current Monthly Advances                                                    $228,333.28
                       Amount of withdrawal, if any, from the Reserve Account                            $0.00
                       Monthly Advance Recoveries                                                  ($89,730.91)
                       Purchase Amounts-Warranty and Administrative Receivables                    $368,988.97
                       Purchase Amounts - Liquidated Receivables                                         $0.00
                       Income from investment of funds in Trust Accounts                            $91,215.40
                                                                                                --------------
        Total Available Funds                                                                                       $22,978,174.45
                                                                                                                    --------------
                                                                                                                    --------------

        Amounts Payable on Distribution Date:
                       Reimbursement of Monthly Advances                                                 $0.00
                       Backup Servicer Fee                                                               $0.00
                       Basic Servicing Fee                                                         $783,384.32
                       Trustee and other fees                                                            $0.00
                       Class A-1  Interest Distributable Amount                                    $278,726.96
                       Class A-2  Interest Distributable Amount                                  $1,325,958.33
                       Class A-3  Interest Distributable Amount                                    $750,000.00
                       Class A-4  Interest Distributable Amount                                    $988,125.00
                       Class A-5  Interest Distributable Amount                                    $545,014.58
                       Noteholders' Principal Distributable Amount                              $13,155,482.34
                       Amounts owing and not paid to Security Insurer under
                         Insurance Agreement                                                             $0.00
                       Supplemental Servicing Fees (not otherwise paid to Servicer)                      $0.00
                       Spread Account Deposit                                                    $5,151,482.92
                                                                                                --------------
        Total Amounts Payable on Distribution Date                                                                  $22,978,174.45
                                                                                                                    --------------
                                                                                                                    --------------


                                 Page 1 (1997-C)


II.     Available  Funds

        Collected Funds (see V)
                       Payments Received                                                        $22,285,364.46
                       Liquidation Proceeds (excluding Purchase Amounts)                            $94,003.25      $22,379,367.71
                                                                                                --------------

        Purchase Amounts                                                                                               $368,988.97

        Monthly Advances
                       Monthly Advances - current Monthly Period (net)                             $138,602.37
                       Monthly Advances - Outstanding Monthly Advances
                         not otherwise reimbursed to the Servicer                                        $0.00         $138,602.37
                                                                                                --------------

        Income from investment of funds in Trust Accounts                                                               $91,215.40
                                                                                                                    --------------

        Available Funds                                                                                             $22,978,174.45
                                                                                                                    --------------
                                                                                                                    --------------

III.    Amounts Payable on Distribution Date

               (i)(a)  Taxes due and unpaid with respect to the Trust
                       (not otherwise paid by AFL or the Servicer)                                                           $0.00

               (i)(b)  Outstanding Monthly Advances (not otherwise reimbursed to Servicer and to be reimbursed on the Distribution
                       Date)                                                                                                 $0.00

               (i)(c)  Insurance Add-On Amounts (not otherwise reimbursed to
                       Servicer)                                                                                             $0.00

               (ii)    Accrued and unpaid fees (not otherwise paid by AFL or
                       the Servicer):
                         Owner Trustee                                                                   $0.00
                         Administrator                                                                   $0.00
                         Indenture Trustee                                                               $0.00
                         Indenture Collateral Agent                                                      $0.00
                         Lockbox Bank                                                                    $0.00
                         Custodian                                                                       $0.00
                         Backup Servicer                                                                 $0.00
                         Collateral Agent                                                                $0.00               $0.00
                                                                                                --------------

               (iii)(a) Basic Servicing Fee (not otherwise paid to Servicer)                                           $783,384.32

               (iii)(b) Supplemental Servicing Fees (not otherwise paid to Servicer)                                         $0.00

               (iii)(c) Servicer reimbursements for mistaken deposits or postings of checks returned for insufficient funds (not otherwise
                        reimbursed to Servicer)                                                                              $0.00

               (iv)    Class A-1  Interest Distributable Amount                                                        $278,726.96
                       Class A-2  Interest Distributable Amount                                                      $1,325,958.33
                       Class A-3  Interest Distributable Amount                                                        $750,000.00
                       Class A-4  Interest Distributable Amount                                                        $988,125.00
                       Class A-5  Interest Distributable Amount                                                        $545,014.58

                (v)    Noteholders' Principal Distributable Amount
                         Payable to Class A-1 Noteholders                                                           $13,155,482.34
                         Payable to Class A-2 Noteholders                                                                    $0.00
                         Payable to Class A-3 Noteholders                                                                    $0.00
                         Payable to Class A-4 Noteholders                                                                    $0.00
                         Payable to Class A-5 Noteholders                                                                    $0.00

               (vii)   Unpaid principal balance of the Class A-1 Notes after
                       deposit to the Note Distribution Account of any funds
                       in the Class A-1 Holdback Subaccount (applies only on
                       the Class A-1 Final Scheduled Distribution Date)                                                      $0.00

                (ix)   Amounts owing and not paid to Security Insurer under
                       Insurance Agreement                                                                                   $0.00
                                                                                                                    --------------

                       Total amounts payable on Distribution Date                                                   $17,826,691.53
                                                                                                                    --------------
                                                                                                                    --------------


                                 Page 2 (1997-C)

IV.     Calculation  of  Credit  Enhancement  Fee ("Spread Account Deposit");
        withdrawal from Reserve Account; Deficiency Claim Amount; Pre-Funding
        Account Shortfall and Class A-1 Maturity Shortfall

        Spread Account deposit:

                       Amount of excess, if any, of Available Funds
                         over total amounts payable (or amount of such
                         excess up to the Spread Account Maximum Amount)                                             $5,151,482.92

        Reserve Account Withdrawal on any Determination Date:

                       Amount of excess, if any, of total amounts payable over
                         Available Funds (excluding amounts payable under
                         item (vii) of Section III)                                                                          $0.00

                       Amount available for withdrawal from the Reserve Account
                         (excluding the Class A-1 Holdback Subaccount), equal
                         to the difference between the amount on deposit in the
                         Reserve Account and the Requisite Reserve Amount
                         (amount on deposit in the Reserve Account calculated
                         taking into account any withdrawals from or deposits
                         to the Reserve Account in respect of transfers of
                         Subsequent Receivables)                                                                             $0.00

                       (The amount of excess of the total amounts payable
                         (excluding amounts payable under item (vii) of Section III) over Available Funds shall be withdrawn by the Indenture Trustee from the Reserve Account
                         (excluding the Class A-1 Holdback Subaccount) to the extent of the funds available for withdrawal from the Reserve Account, and deposited in the Collection
                         Account.)

                       Amount of withdrawal, if any, from the Reserve Account                                                $0.00

        Reserve Account Withdrawal on Determination Date for Class A-1 Final Scheduled Distribution Date:

                         Amount by which (a) the remaining principal balance of the Class A-1 Notes exceeds (b) Available Funds after payment of amounts set forth in item (v) of
                         Section III                                                                                         $0.00

                         Amount available in the Class A-1 Holdback Subaccount                                               $0.00

                         (The amount by which the remaining principal balance of the Class A-1 Notes exceeds Available Funds (after payment of amount set forth in item (v)
                         of Section III) shall be withdrawn by the Indenture Trustee from the
                         Class A-1 Holdback Subaccount, to the extent of funds available for withdrawal from the Class A-1 Holdback Subaccount, and deposited in the Note Distribution
                         Account for payment to the Class A-1 Noteholders)

                         Amount of withdrawal, if any, from the Class A-1 Holdback Subaccount                                $0.00

        Deficiency Claim Amount:

                       Amount of excess, if any, of total amounts payable over funds available for withdrawal
                       from Reserve Amount, the Class A-1 Holdback Subaccount  and Available Funds                           $0.00

                       (on the Class A-1 Final Scheduled Distribution Date, total amounts payable will not include the remaining principal balance of the Class A-1 Notes after giving effect to payments made under items (v) and (vii) of Section III and pursuant to a withdrawal from the Class A-1 Holdback Subaccount)

        Pre-Funding Account Shortfall:

                       Amount of excess, if any, on the Distribution Date on or immediately following the end of the Funding Period, of (a) the sum of the Class A-1 Prepayment Amount, the Class A-2
                       Prepayment Amount, the Class A-3 Prepayment Amount, the Class A-4 Prepayment Amount, and
                       the Class A-5 Prepayment Amount, over (b) the amount on deposit in the Pre-Funding
                       Account                                                                                               $0.00

        Class A-1 Maturity Shortfall:

                       Amount of excess, if any, on the Class A-1 Final Scheduled Distribution Date, of (a)
                       the unpaid principal balance of the Class A-1 Notes over (b) the sum of the amounts deposited in the Note Distribution Account under item (v) and (vii) of Section III or
                       pursuant to a withdrawal from the Class A-1 Holdback Subaccount.                                      $0.00

        (In the event a Deficiency Claim Amount, Pre-Funding Account Shortfall or Class A-1 Maturity
        Shortfall exists, the Trustee shall deliver a Deficiency Notice to the Collateral Agent, the
        Security Insurer, the Fiscal Agent, if any, the Owner Trustee and the Servicer specifying the
        Deficiency Claim Amount, the Pre-Funding Account Shortfall or the Class A-1 Maturity Shortfall.)


                                Page 3 (1997-C)

V.      Collected Funds

        Payments Received:
                       Supplemental Servicing Fees                                                       $0.00
                       Amount allocable to interest                                              $9,641,246.20
                       Amount allocable to principal                                            $12,644,118.26
                       Amount allocable to Insurance Add-On Amounts                                      $0.00
                       Amount allocable to Outstanding Monthly Advances (reimbursed
                         to the Servicer prior to deposit in the Collection Account)                     $0.00
                                                                                                --------------

        Total Payments Received                                                                                     $22,285,364.46

        Liquidation Proceeds:
                       Gross amount realized with respect to Liquidated Receivables                $104,525.80

                       Less: (i) reasonable expenses incurred by Servicer
                         in connection with the collection of such Liquidated
                         Receivables and the repossession and disposition
                         of the related Financed Vehicles and (ii) amounts
                         required to be refunded to Obligors on such Liquidated
                         Receivables                                                               ($10,522.55)
                                                                                                --------------

        Net Liquidation Proceeds                                                                                        $94,003.25

        Allocation of Liquidation Proceeds:
                       Supplemental Servicing Fees                                                       $0.00
                       Amount allocable to interest                                                      $0.00
                       Amount allocable to principal                                                     $0.00
                       Amount allocable to Insurance Add-On Amounts                                      $0.00
                       Amount allocable to Outstanding Monthly Advances (reimbursed
                         to the Servicer prior to deposit in the Collection Account)                     $0.00               $0.00
                                                                                                --------------      --------------

        Total Collected Funds                                                                                       $22,379,367.71
                                                                                                                    --------------
                                                                                                                    --------------

VI.     Purchase Amounts Deposited in Collection Account

        Purchase Amounts - Warranty Receivables                                                                              $0.00
                       Amount allocable to interest                                                      $0.00
                       Amount allocable to principal                                                     $0.00
                       Amount allocable to Outstanding Monthly Advances (reimbursed
                         to the Servicer prior to deposit in the Collection Account)                     $0.00

        Purchase Amounts - Administrative Receivables                                                                  $368,988.97
                       Amount allocable to interest                                                      $0.00
                       Amount allocable to principal                                               $368,988.97
                       Amount allocable to Outstanding Monthly Advances (reimbursed
                         to the Servicer prior to deposit in the Collection Account)                     $0.00
                                                                                                --------------

        Total Purchase Amounts                                                                                         $368,988.97
                                                                                                                    --------------
                                                                                                                    --------------

VII.    Reimbursement of Outstanding Monthly Advances

        Outstanding Monthly Advances                                                                                   $199,312.43

        Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the Collection Account from:
                         Payments received from Obligors                                           ($89,730.91)
                         Liquidation Proceeds                                                            $0.00
                         Purchase Amounts - Warranty Receivables                                         $0.00
                         Purchase Amounts - Administrative Receivables                                   $0.00
                                                                                                --------------

        Outstanding Monthly Advances to be netted against Monthly
          Advances for the current Monthly Period                                                                      ($89,730.91)

        Outstanding Monthly Advances to be reimbursed out of
          Available Funds on the Distribution Date                                                                     ($89,730.91)

        Remaining Outstanding Monthly Advances                                                                         $109,581.52

        Monthly Advances - current Monthly Period                                                                      $228,333.28
                                                                                                                    --------------

        Outstanding Monthly Advances - immediately following the Distribution Date                                     $337,914.80
                                                                                                                    --------------
                                                                                                                    --------------


                                Page 4 (1997-C)

    VIII. Calculation  of  Interest  and  Principal  Payments

A.  Calculation  of  Principal  Distribution  Amount

        Payments received allocable to principal                                                                    $12,644,118.26
        Aggregate of Principal Balances as of the Accounting Date of all
          Receivables that became Liquidated Receivables
          during the Monthly Period                                                                                    $142,375.11
        Purchase Amounts - Warranty Receivables allocable to principal                                                       $0.00
        Purchase Amounts - Administrative Receivables allocable to principal                                           $368,988.97
        Amounts withdrawn from the Pre-Funding Account                                                                       $0.00
        Cram Down Losses                                                                                                     $0.00
                                                                                                                    --------------

        Principal Distribution Amount                                                                               $13,155,482.34
                                                                                                                    --------------
                                                                                                                    --------------

B.  Calculation of Class A-1 Interest Distributable Amount

        Class A-1 Monthly Interest Distributable Amount:

        Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after distributions
          of principal to Class A-1 Noteholders on such Distribution Date)                      $59,198,645.77

        Multiplied by the Class A-1 Interest Rate                                                       5.650%

        Multiplied by actual days in the period or, in the case of the first
          Distribution Date, by 27/360                                                              0.08333333         $278,726.96
                                                                                                --------------

        Plus any unpaid Class A-1 Interest Carryover Shortfall                                                               $0.00
                                                                                                                    --------------

        Class A-1 Interest Distributable Amount                                                                        $278,726.96
                                                                                                                    --------------
                                                                                                                    --------------

C.  Calculation of Class A-2 Interest Distributable Amount

        Class A-2 Monthly Interest Distributable Amount:

        Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after distributions
          of principal to Class A-2 Noteholders on such Distribution Date)                     $263,000,000.00

        Multiplied by the Class A-2 Interest Rate                                                       6.050%

        Multiplied by 1/12 or, in the case of the first Distribution Date, by 27/360                0.08333333       $1,325,958.33
                                                                                                --------------

        Plus any unpaid Class A-2 Interest Carryover Shortfall                                                               $0.00
                                                                                                                    --------------

        Class A-2 Interest Distributable Amount                                                                      $1,325,958.33
                                                                                                                    --------------
                                                                                                                    --------------

D.  Calculation of Class A-3 Interest Distributable Amount

        Class A-3 Monthly Interest Distributable Amount:

        Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after distributions
          of principal to Class A-3 Noteholders on such Distribution Date)                     $144,000,000.00

        Multiplied by the Class A-3 Interest Rate                                                       6.250%

        Multiplied by 1/12 or, in the case of the first Distribution Date, by 27/360                0.08333333         $750,000.00
                                                                                                --------------

        Plus any unpaid Class A-3 Interest Carryover Shortfall                                                               $0.00
                                                                                                                    --------------

        Class A-3 Interest Distributable Amount                                                                        $750,000.00
                                                                                                                    --------------
                                                                                                                    --------------

E.  Calculation of Class A-4 Interest Distributable Amount

        Class A-4 Monthly Interest Distributable Amount:

        Outstanding principal balance of the Class A-4 Notes (as of the immediately preceding Distribution Date after distributions
          of principal to Class A-4 Noteholders on such Distribution Date)                     $186,000,000.00

        Multiplied by the Class A-4 Interest Rate                                                       6.375%

        Multiplied by 1/12 or, in the case of the first Distribution Date, by 27/360                0.08333333         $988,125.00
                                                                                                --------------

        Plus any unpaid Class A-4 Interest Carryover Shortfall                                                               $0.00
                                                                                                                    --------------

        Class A-4 Interest Distributable Amount                                                                        $988,125.00
                                                                                                                    --------------
                                                                                                                    --------------


                                Page 5 (1997-C)

F.  Calculation of Class A-5 Interest Distributable Amount

        Class A-5 Monthly Interest Distributable Amount:

        Outstanding principal balance of the Class A-5 Notes (as of the immediately preceding Distribution Date after distributions
          of principal to Class A-5 Noteholders on such Distribution Date)                      $99,850,000.00

        Multiplied by the Class A-5 Interest Rate                                                       6.550%

        Multiplied by 1/12 or, in the case of the first Distribution Date, by 27/360                0.08333333         $545,014.58
                                                                                                --------------

        Plus any unpaid Class A-5 Interest Carryover Shortfall                                                               $0.00
                                                                                                                    --------------

        Class A-5 Interest Distributable Amount                                                                        $545,014.58
                                                                                                                    --------------
                                                                                                                    --------------

G.  Calculation of Noteholders' Interest Distributable Amount

        Class A-1 Interest Distributable Amount                                                    $278,726.96
        Class A-2 Interest Distributable Amount                                                  $1,325,958.33
        Class A-3 Interest Distributable Amount                                                    $750,000.00
        Class A-4 Interest Distributable Amount                                                    $988,125.00
        Class A-5 Interest Distributable Amount                                                    $545,014.58

        Noteholders' Interest Distributable Amount                                                                   $3,887,824.87
                                                                                                                    --------------
                                                                                                                    --------------

H.  Calculation of Noteholders' Principal Distributable Amount:

        Noteholders' Monthly Principal Distributable Amount:

        Principal Distribution Amount                                                           $13,155,482.34

        Multiplied by Noteholders' Percentage ((i) for each Distribution Date before the principal balance of the Class A-1 Notes is reduced to zero, 100%, (ii)
          for the Distribution Date on which the principal balance of the Class A-1
          Notes is reduced to zero, 100% until the principal balance of the Class A-1
          Notes is reduced to zero and with respect to any remaining portion of the
          Principal Distribution Amount, the initial principal balance of the Class
          A-2 Notes over the Aggregate Principal Balance (plus any funds remaining on deposit in the Pre-Funding Account) as of the Accounting Date  for the
          preceding Distribution Date minus that portion of the Principal
          Distribution Amount applied to retire the Class A-1 Notes and (iii) for each Distribution Date thereafter, the outstanding principal balance of the
          Class A-2 Notes on the Determination Date over the Aggregate Principal
          Balance (plus any funds remaining on deposit in the Pre-Funding Account)
          as of the Accounting Date for the preceding Distribution Date)                               100.00%      $13,155,482.34
                                                                                                --------------

        Unpaid Noteholders' Principal Carryover Shortfall                                                                    $0.00
                                                                                                                    --------------

        Noteholders' Principal Distributable Amount                                                                 $13,155,482.34
                                                                                                                    --------------
                                                                                                                    --------------

I.  Application of Noteholders' Principal Distribution Amount:

        Amount of Noteholders' Principal Distributable Amount payable to Class A-1
        Notes (equal to entire Noteholders' Principal Distributable Amount until the
        principal balance of the Class A-1 Notes is reduced to zero)                                                $13,155,482.34
                                                                                                                    --------------
                                                                                                                    --------------

        Amount of Noteholders' Principal Distributable Amount payable to Class A-2 Notes
        (no portion of the Noteholders' Principal Distributable Amount is payable to the Class A-2 Notes until the principal balance of the Class A-1 Notes has been reduced to zero; thereafter, equal to the entire Noteholders' Principal
        Distributable Amount)                                                                                                $0.00
                                                                                                                    --------------
                                                                                                                    --------------

                                Page 6 (1997-C)

IX.     Pre-Funding Account

        A.  Withdrawals from Pre-Funding Account:

        Amount on deposit in the Pre-Funding Account as of the preceding
          Distribution Date or, in the case of the first Disrtibution Date, as of the Closing Date
                       Pre-Funded Amount                                                                                     $2.19

                                                                                                                    --------------
                                                                                                                             $2.19
                                                                                                                    --------------
                                                                                                                    --------------

        Less:  withdrawals from the Pre-Funding Account in respect of transfers of
          Subsequent Receivables to the Trust occurring on a Subsequent Transfer Date
          (an amount equal to (a) $0 (the aggregate Principal Balance of Subsequent
          Receivables transferred to the Trust) plus (b) $0 (an amount equal to $0 multiplied by (A) one less (B)((i) the Pre-Funded Amount after giving effect
          to transfer of Subsequent Receivables over (ii) $0))                                                               $0.00


        Less:  any amounts remaining on deposit in the Pre-Funding Account in the case of the November 1997 Distribution Date or in the case the amount on deposit in the Pre-Funding Account has been reduced to $100,000 or less as of the
          Distribution Date (see B below)                                                                                    $0.00
                                                                                                                    --------------

        Amount remaining on deposit in the Pre-Funding Account after
          Distribution Date
                       Pre-Funded Amount                                                                 $0.00

                                                                                                --------------
                                                                                                                             $0.00
                                                                                                                    --------------
                                                                                                                    --------------

        B.  Distributions to Noteholders from certain withdrawals from the Pre-Funding Account:

        Amount withdrawn from the Pre-Funding Account as a result of the Pre-Funded Amount not being reduced to zero on the Distribution Date on or immediately preceding the end of the
          Funding Period (November 1997 Distribution Date) or the Pre-Funded Amount being reduced
          to $100,000 or less on any Distribution Date                                                                       $0.00

        Class A-1 Prepayment Amount (equal to the Class A-1 Noteholders' pro rata share
          (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
          Distribution Date)                                                                                                 $0.00

        Class A-2 Prepayment Amount (equal to the Class A-2 Noteholders' pro rata share
          (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
          Distribution Date)                                                                                                 $0.00

        Class A-3 Prepayment Amount (equal to the Class A-3 Noteholders' pro rata share
          (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
          Distribution Date)                                                                                                 $0.00

        Class A-4 Prepayment Amount (equal to the Class A-4 Noteholders' pro rata share
          (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
          Distribution Date)                                                                                                 $0.00

        Class A-5 Prepayment Amount (equal to the Class A-5 Noteholders' pro rata share
          (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
          Distribution Date)                                                                                                 $0.00

        C.  Prepayment Premiums:

        Class A-1 Prepayment Premium                                                                                         $0.00
        Class A-2 Prepayment Premium                                                                                         $0.00
        Class A-3 Prepayment Premium                                                                                         $0.00
        Class A-4 Prepayment Premium                                                                                         $0.00
        Class A-5 Prepayment Premium                                                                                         $0.00


                                Page 7 (1997-C)

X.      Reserve Account

        Requisite Reserve Amount:

        Portion of Requisite Reserve Amount calculated with respect to the Class A-1 Notes,
          Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, and Class A-5 Notes:

               Product of (x)  6.19% (weighted average interest of the Class A-1 Interest Rate,
               Class A-2 Interest Rate, Class A-3 Interest Rate, Class A-4 Interest Rate, and Class A-5
               Interest Rate (based on the outstanding Class A-1 principal balance through the Class A-5 principal balance) divided by 360, (y) $0.00 (the Pre-Funded Amount on such Distribution Date)
               and (z) 0 (the number of days until the November 1997 Distribution Date))                                     $0.00

               Less the product of (x) 2.5% divided by 360, (y) $0.00 (the Pre-Funded Amount on such
               Distribution Date) and (z) 0 (the number of days until the November 1997 Distribution Date)                   $0.00
                                                                                                                    --------------


        Requisite Reserve Amount                                                                                             $0.00
                                                                                                                    --------------
                                                                                                                    --------------

        Amount on deposit in the Reserve Account (other than the Class A-1 Holdback
          Subaccount) as of the preceding Distribution Date or, in the case of the first
          Distribution Date, as of the Closing Date                                                                          $0.00

        Plus the excess, if any, of the Requisite Reserve Amount over amount on deposit in the
          Reserve Account (other than the Class A-1 Holdback Subaccount) (which excess is to be deposited by the Indenture Trustee in the Reserve Account from amounts withdrawn
          from the Pre-Funding Account in respect of transfers of Subsequent Receivables)                                    $0.00

        Less: the excess, if any, of the amount on deposit in the Reserve Account (other than the Class A-1
          Holdback Subaccount) over the Requisite Reserve Amount (and amount withdrawn from the
          Reserve Account to cover the excess, if any, of total amounts payable over Available Funds, which excess is to be transferred by the Indenture Trustee from amounts withdrawn from the
          Pre-Funding Account in respect of transfers of Subsequent Receivables)                                             $0.00

        Less: withdrawals from the Reserve Account (other than the Class A-1 Holdback Subaccount)
          to cover the excess, if any, of total amount payable over Available Funds (see IV above)                           $0.00
                                                                                                                    --------------

        Amount remaining on deposit in the Reserve Account (other than the Class A-1 Holdback
          Subaccount) after the Distribution Date                                                                            $0.00
                                                                                                                    --------------
                                                                                                                    --------------

XI.     Class A-1 Holdback Subaccount:

        Class A-1 Holdback Amount:

        Class A-1 Holdback Amount as of preceding Distribution Date or the Closing Date, as applicable,                      $0.00

        Plus deposit to the Class A-1 Holdback Subaccount (equal to 2.5% of the amount, if any, by which $0 (the Target Original Pool Balance set forth in the Sale and Servicing Agreement)
          is greater than $0 (the Original Pool Balance after giving effect to the transfer of
          Subsequent Receivables on the Distribution Date or on a Subsequent Transfer Date
          preceding the Distribution Date))                                                                                  $0.00

        Less withdrawal, if any, of amount from the Class A-1 Holdback Subaccount to cover
          a Class A-1 Maturity Shortfall (see IV above)                                                                      $0.00

        Less withdrawal, if any, of amount remaining in the Class A-1 Holdback Subaccount on the Class A-1 Final Scheduled Maturity Date after giving effect to any payment out of the Class A-1 Holdback Subaccount to cover a Class A-1 Maturity Shortfall (amount of
          withdrawal to be released by the Indenture Trustee)                                                                 $0.00
                                                                                                                    --------------

        Class A-1 Holdback Subaccount immediately following the Distribution Date                                            $0.00
                                                                                                                    --------------
                                                                                                                    --------------

                                Page 8 (1997-C)

XII.    Calculation of Servicing Fees

        Aggregate Principal Balance as of the first day of the Monthly
          Period                                                           $752,048,943.58
        Multiplied by Basic Servicing Fee Rate                                       1.25%
        Divided by Months per year                                                0.08333%
                                                                            --------------

        Basic Servicing Fee                                                                        $783,384.32

        Less: Backup Servicer Fees (annual rate of 1 bp)                                                 $0.00

        Supplemental Servicing Fees                                                                      $0.00
                                                                                                --------------

        Total of Basic Servicing Fees and Supplemental Servicing Fees                                                  $783,384.32
                                                                                                                    --------------
                                                                                                                    --------------

XIII.   Information for Preparation of Statements to Noteholders

               a.      Aggregate principal balance of the Notes as of
                         first day of Monthly Period
                         Class A-1 Notes                                                                            $59,198,645.77
                         Class A-2 Notes                                                                           $263,000,000.00
                         Class A-3 Notes                                                                           $144,000,000.00
                         Class A-4 Notes                                                                           $186,000,000.00
                         Class A-5 Notes                                                                            $99,850,000.00

               b.      Amount distributed to Noteholders allocable to
                         principal
                         Class A-1 Notes                                                                            $13,155,482.34
                         Class A-2 Notes                                                                                     $0.00
                         Class A-3 Notes                                                                                     $0.00
                         Class A-4 Notes                                                                                     $0.00
                         Class A-5 Notes                                                                                     $0.00

               c.      Aggregate principal balance of the Notes (after
                         giving effect to
                         distributions on the Distribution Date)
                         Class A-1 Notes                                                                            $46,043,163.43
                         Class A-2 Notes                                                                           $263,000,000.00
                         Class A-3 Notes                                                                           $144,000,000.00
                         Class A-4 Notes                                                                           $186,000,000.00
                         Class A-5 Notes                                                                            $99,850,000.00

               d.      Interest distributed to Noteholders
                         Class A-1 Notes                                                                               $278,726.96
                         Class A-2 Notes                                                                             $1,325,958.33
                         Class A-3 Notes                                                                               $750,000.00
                         Class A-4 Notes                                                                               $988,125.00
                         Class A-5 Notes                                                                               $545,014.58

               e.      1.  Class A-1 Interest Carryover Shortfall, if any
                         (and change in amount from preceding statement)                                                     $0.00
                       2.  Class A-2 Interest Carryover Shortfall, if any
                         (and change in amount from preceding statement)                                                     $0.00
                       3.  Class A-3 Interest Carryover Shortfall, if any
                         (and change in amount from preceding statement)                                                     $0.00
                       4.  Class A-4 Interest Carryover Shortfall, if any
                         (and change in amount from preceding statement)                                                     $0.00
                       5.  Class A-5 Interest Carryover Shortfall, if any
                         (and change in amount from preceding statement)                                                     $0.00

               f.      Amount distributed payable out of amounts withdrawn
                         from or pursuant to:
                       1.  Reserve Account                                                                                   $0.00
                       2.  Class A-1 Holdback Subaccount                                                                     $0.00
                       3.  Claim on the Note Policy                                                                          $0.00

               g.      Remaining Pre-Funded Amount                                                                           $0.00

               h.      Remaining Reserve Amount                                                                              $0.00

               i.      Amount on deposit on Class A-1 Holdback Subaccount                                                    $0.00

               j.      Prepayment amounts
                         Class A-1 Prepayment Amount                                                                         $0.00
                         Class A-2 Prepayment Amount                                                                         $0.00
                         Class A-3 Prepayment Amount                                                                         $0.00
                         Class A-4 Prepayment Amount                                                                         $0.00
                         Class A-5 Prepayment Amount                                                                         $0.00

               k.      Prepayment Premiums
                         Class A-1 Prepayment Premium                                                                        $0.00
                         Class A-2 Prepayment Premium                                                                        $0.00
                         Class A-3 Prepayment Premium                                                                        $0.00
                         Class A-4 Prepayment Premium                                                                        $0.00
                         Class A-5 Prepayment Premium                                                                        $0.00

               l.      Total of Basic Servicing Fee, Supplemental Servicing
                         Fees and other fees, if any, paid by the Trustee
                         on behalf of the Trust                                                                        $783,384.32

               m.      Note Pool Factors (after giving effect to
                         distributions on the Distribution Date)
                         Class A-1 Notes                                                                                0.56047673
                         Class A-2 Notes                                                                                1.00000000
                         Class A-3 Notes                                                                                1.00000000
                         Class A-4 Notes                                                                                1.00000000
                         Class A-5 Notes                                                                                1.00000000


                                Page 9 (1997-C)

XVI.    Pool Balance and Aggregate Principal Balance

                       Original Pool Balance at beginning of Monthly Period                                        $539,458,368.81
                       Subsequent Receivables                                                                                $0.00
                                                                                                                    --------------
                       Original Pool Balance at end of Monthly Period                                              $539,458,368.81
                                                                                                                    --------------
                                                                                                                    --------------

                       Aggregate Principal Balance as of preceding Accounting Date                                 $752,048,943.58
                       Aggregate Principal Balance as of current Accounting Date                                   $738,893,461.24



        Monthly Period Liquidated Receivables                                Monthly Period Adminsitrative Receivables

                                       Loan #          Amount                        Loan #                           Amount
                                       ------          ------                        ------                           ------
                       see attached listing             $142,375.11           see attached listing                     $368,988.97
                                                              $0.00                                                          $0.00
                                                              $0.00                                                          $0.00
                                                              -----                                                          -----
                                                        $142,375.11                                                    $368,988.97
                                                        -----------                                                    -----------
                                                        -----------                                                    -----------

XVIII.  Delinquency Ratio

        Sum of Principal Balances (as of the Accounting Date)
          of all Receivables delinquent more than 30 days with
          respect to all or any portion of a Scheduled Payment
          as of the Accounting Date                                                             $19,888,714.36

        Aggregate Principal Balance as of the Accounting Date                                  $738,893,461.24
                                                                                                --------------

        Delinquency Ratio                                                                                              2.69168905%
                                                                                                                    --------------
                                                                                                                    --------------





    IN WITNESS WHEREOF, I, Michael Sherman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the Determination Date set forth above.


                                       ARCADIA  FINANCIAL  LTD.


                                       By:       /s/ Michael J. Sherman
                                                 -----------------------------

                                       Name:     Michael J. Sherman
                                                 -----------------------------
                                       Title:    Vice President / Treasurer
                                                 -----------------------------


                                   Page 10 (1997-C)